XPO to Acquire Pacer International January 6, 2014 Exhibit 99.2

Additional Information
In connection with the Merger, XPO will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Pacer and a Prospectus of XPO, as well as other relevant documents concerning the proposed transaction. XPO AND PACER SHAREHOLDERS ARE URGED TO READ THE
PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS
WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PACER
AND XPO. Investors and shareholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at
www.sec.gov. Investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by XPO through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations. In addition, investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by Pacer through the investor relations page on Pacer’s corporate website at
www.pacer.com or by contacting Pacer International, Inc. at 6805 Perimeter Drive , Dublin, OH 43016, Attention: Investor Relations.
Participants in Solicitation
XPO, Pacer and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Pacer shareholders with respect to the proposed merger.  Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2013 annual meeting of shareholders, filed with the
SEC on April 27, 2013.  Information about (1) Pacer’s executive officers and directors is set forth in Pacer’s Annual Report on Form 10-K filed with the SEC on February 8, 2013 and
(2) their ownership of the Pacer shares is set forth in Pacer’s proxy statement on Schedule 14A filed with the SEC on March 13, 2013.  Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO, Pacer and their respective executive officers and directors in the proposed merger by reading the Proxy
Statement/Prospectus regarding the merger when it becomes available. Copies of these documents may be obtained, free of charge, as described above.  This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect,"
"objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, Pacer shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to misclassification of independent contractors;  the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Pacer’s networks of third-party transportation providers; the ability to retain XPO’s and Pacer's largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

One of the Largest 3PLs in North America
We facilitate over 20,000 shipments per day
4th largest freight brokerage firm, and Top 50 logistics company
Largest manager of expedited shipments
#1 heavy goods, white glove provider of last-mile logistics
International and domestic freight forwarder
Growing presence in managed transportation and LTL
Soon to be a top provider of intermodal services and a leader in cross-border Mexico intermodal
Sources for rankings: Transport Topics and Journal of Commerce

Clearly Defined Strategy for Value Creation
Significantly scale up and optimize existing operations
Acquire companies that bring value and are highly scalable
Open cold-starts where sales recruitment can drive revenue
We are on track or ahead of plan with all
three legs of our growth strategy

Planned Acquisition of Pacer International
Compelling reasons for the transaction
Intermodal is one of the fastest-growing areas of transportation logistics in North America
Pacer (NASDAQ: PACR) is the third largest provider of
intermodal services
Pacer is the largest provider of intermodal services in the high-
growth cross-border U.S.-Mexico marketplace
The combination will create company-wide cross-selling
opportunities in every area of XPO service
Sources: Transport Topics and Pacer International company data

A Strong Entry into Intermodal
XPO will gain instant scale and expertise in intermodal
Pacer manages approximately 10% of all domestic intermodal loads in North America
Trailing 12 months revenue of approximately $1.0 billion
through November 2013
Approximately 950 employees at 30 locations serving over
3,000 customers
Will continue to be led by Dan Avramovich as CEO of the new
XPO unit, with substantially all of Pacer’s executive team
Sources: Pacer International company data

Major Intermodal Market Opportunity
$15 billion intermodal sector in North America
One of the fastest-growing areas of transportation logistics
– Growing at three to five times GDP
Very attractive to shippers as a way to lower transportation costs for freight traveling 600 miles or more
Pacer has built a strong intermodal presence over 16 years
Sources: American Trucking Associations, FTR Associates and Pacer International company data
– Rail is more fuel-efficient than truckload
– Intermodal can lower shipper’s cost by up to 15% to 20%

High-Growth Cross-border Mexico Sector
Driven by increased near-shoring by manufacturers
Mexico offers a highly attractive manufacturing environment
– Competitively priced labor force
– Faster speed-to-market than overseas locales
– Can be more cost effective than cross-border truckload
Large potential universe for conversion to intermodal: an
estimated 2.8 million trucks move cross-border each year
Pacer has industry-leading cross-border expertise
Sources: AlixPartners and Pacer International company data

Immediate Synergies of Service Offerings
Combination will create company-wide cross-selling
opportunities
– XPO will sell intermodal to over 9,500 customers
– Pacer’s intermodal customers will have access to XPO’s full range of services
– Combined sales force will use strongest single point of
contact for each customer relationship
Will enhance XPO’s value proposition as a large, single-source logistics provider with deep capacity
Source: XPO Logistics company data

Details of the Pacer Transaction
$335 million market value, cash and stock
Purchase price of $9.00 per share: $6.00 in cash, and $3.00 in stock subject to a price collar
Enterprise value of $296 million: approximately 11.3 times
Pacer’s 2013 consensus EBITDA of $26.1 million, and 9.1 times
2014 consensus EBITDA of $32.6 million
XPO has obtained committed transaction financing from Credit
Suisse AG for up to $325 million in senior secured loan facilities
Transaction expected to close in 2Q 2014 and be significantly and immediately accretive to XPO’s earnings
– Will double XPO’s annual revenue run rate to $2 billion

Acquisition Aligns with XPO’s Strategy
XPO is committed to providing the services customers need most
Will continue to acquire leading positions in the fastest-growing areas of logistics
– Acquired 3PD and Optima in 2013: leaders in last-mile
– Acquired NLM in 2013: leader in web-based managed
transportation for expedite
– Pacer will make XPO a major intermodal provider and the
largest provider in the cross-border Mexico sector
Pipeline still active for potential acquisitions

Completed 10 strategic acquisitions and opened 23 cold-starts in two years
Created leading edge recruiting and training programs
Introduced scalable IT platform
Established national operations centers in Atlanta, Charlotte and Chicago
Raised $543 million in common stock and convertible debt
offerings, and entered into a $125 million ABL facility
Stratified customers, assigned a single point of contact to each
Disciplined focus on operational excellence
Precise Execution of Growth Plan

Strong Industry Fundamentals
Sources: American Trucking Association, Armstrong & Associates
U.S. logistics is more than $1 trillion annual spend
Over-the-road trucking is $350 billion
Penetration rate estimated at 15% (approximately $50 billion)
– 85% of shipments are not presently handled by brokers
Brokers add efficiency to both shippers and carriers
– Shippers gain access to thousands of carriers, carriers gain access to millions of loads
Highly fragmented: more than 10,000 licensed brokers in the U.S.
– Only about 25 brokers with more than $200 million in revenue

Massive Commitment to Shipper Satisfaction
Built integrated network across North America in two years
Over 2,200 employees at 94 locations in the U.S. and Canada
9,500 customers in the manufacturing, industrial, retail, food and beverage, commercial, life sciences and government
sectors
Over 24,000 active, vetted carriers, and approximately 400
trucks under exclusive contract
Constantly investing in growing capacity, technology, sales
staff, procurement staff and training
Our broad footprint provides customers with local support
across North America

Rapidly grow sales force with aggressive recruiting and
training
Expand freight brokerage branches capable of mega-growth
Capture more of the $50 billion less-than-truckload (LTL)
opportunity
Continue intense focus on on-time pickup and delivery
– We are experienced at satisfying some of the most demanding shippers in North America, including last-mile and expedite
Strategy Part 1: Scale and Optimization

Accelerate Sales and Marketing
Differentiate XPO by providing world-class customer service
Single point of contact for each customer
– Strategic accounts team marketing to largest 1,200 shippers
– National accounts team focused on next largest 5,000
companies
– Branch network expands our reach to hundreds of thousands
of small and medium-sized shippers
Capitalize on significant less-than-truckload (LTL) opportunity
Cross-sell all services to new and existing customers

One common platform for freight brokerage rolled out in all
acquired companies
Purchase transportation more efficiently as data pool grows
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Enhancements delivered to date include carrier rating engine and LTL upgrades, and new customer and carrier portals
Scalable Technology Platform

Increasing Productivity through Technology
Highly scalable load execution and tendering via automated
load-to-carrier matching
Dynamic load optimization on a transactional basis between
full truckload, less-than-truckload, partials and intermodal
Ability to automatically cover, execute and tender loads in a short timeframe
Customer-specific business rules to manage carrier routing
and assignment, and operational execution

Enhanced TMS Services
Our operating system can customize customer-specific tariffs and routing guides
We can integrate an ERP system, warehouse management
system or supply chain management system with XPO
via electronic data interchange or web services
Large customers can leverage our technology, buying power,
automated load execution platform, freight audit and bill pay services through the customer portal
Carriers can be monitored with detailed scorecards

Acquire attractive, highly scalable companies
Gain capabilities, customers, carriers, lane and pricing histories with each acquisition
Continue to grow carrier network, currently at over 24,000
10 acquisitions to date have added capabilities in LTL,
last-mile, refrigerated, air charter, managed transportation, and soon intermodal
3PD, Turbo, Kelron and Covered brought strong relationships
with Fortune 500 customers
Optima expanded 3PD’s last-mile capabilities and technology
Strategy Part 2: Acquisitions

Hire strong industry veterans as branch presidents
Position in prime recruitment areas
Rapidly scale up by adding salespeople
Low capital investment can deliver outsized returns
Opened 23 cold-starts to date
– 11 in freight brokerage, 11 in freight forwarding,
one in expedited
– Brokerage cold-starts on a combined annual revenue run
rate of over $140 million
Strategy Part 3: Cold-starts

Founded and led four highly successful companies,
including world-class public corporations
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
Hamilton Resources:
Grew global oil trading company to ~$1 billion
United Waste:
Created 5th largest solid waste business in North America
United Rentals:
Built world’s largest equipment rental company
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list
NCR, Avery Dennison, Arrow Electronics
Electrolux, Union Pacific, Odyssey Logistics
3PD, Inc., Home Depot
Affinity Logistics, GeoLogistics, Exel
Stifel Nicolaus, Alex. Brown
C.H. Robinson, American Backhaulers
Sean Fernandez
Chief Operating Officer
Lou Amo
Vice President, Carrier Procurement
Karl Meyer
Chief Executive Officer, 3PD division
Charles Hitt
Chief Operating Officer, 3PD division
John Hardig
Chief Financial Officer
Marie Fields
Director of Training
The full management team can be found on www.xpologistics.com
Echo Global Logistics
Oakleaf Waste Management
Dave Rowe
Chief Technology Officer
Mario Harik
Chief Information Officer
AutoNation, Skadden Arps
Goldman Sachs, UBS, JPMorgan Chase
Gordon Devens
General Counsel
Scott Malat
Chief Strategy Officer
United Rentals, United Waste
Troy Cooper
Senior Vice President, Operations

Deep Bench of Industry Experience Partial list
C.H. Robinson
AFN, CEVA Logistics, Menlo
Crowley Maritime, Coyote
C.H. Robinson
C.H. Robinson
C.H. Robinson
OHL, Schneider Logistics
Ryder Supply Chain Solutions, BAX Global
Ryder Integrated Logistics, Cardinal Logistics
Livingston International, Echo Global Logistics
Jake Schnell
Sr. Operational Process and Integration Manager
Evan Laskaris
Director of Operations, Chicago
Kip Douglass
Regional Vice President
Patrick Maguire
Branch President, Montgomery
Brandon Arnold
Carrier Procurement and Operations Manager
Drew Wilkerson
Branch President, Charlotte
Jenna Sargent
Regional Sales and Operation Manager
Greg Tallant
National Account Manager
Will O’Shea
Chief Sales and Marketing Officer, 3PD division
Andrew Armstrong
Sales and Operations Manager
AFN, Ryder Integrated Logistics
Doug George
Branch President, Dallas
The full management team can be found on www.xpologistics.com

2011 revenue of $177 million
Currently at approximately $1 billion annual revenue run rate
42% YOY organic revenue growth company-wide in Q3
–
Freight brokerage organic growth – up 146.1%
Q3 2013 total revenue: $194.0 million (1) – up 173.3% YOY
– Freight brokerage: $152.6 million – up 374.4%
– Expedited transportation: $25.1 million – up 5.7%
– Freight forwarding: $19.1 million – up 10.5%
Key Financial Statistics
(1) Net of intercompany eliminations
Source: Company data

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own approx. 41% of the company (1)
(1) Based on SEC beneficial ownership calculation as of September 30, 2013
(2) Dilutive effect of warrants calculated using treasury method (avg. market close price of $22.31 for Q3 2013); total warrant proceeds of $75 million
(3) Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012
(4) As of September 30, 2013, dilutive effect of Q3 2013 weighted average outstanding RSUs and stock options calculated using treasury method
(avg. market close price of $22.31 for Q3 2013)
Common Stock Equivalent Capitalization as of 9/30/13
Common Shares 29.9 million
Preferred Shares 10.6 million
Warrants (Strike Price $7 per share) 10.7 million (7.3 million dilutive)
(2)
Convertible Senior Notes 8.7 million shares
(3)
Stock Options and RSUs 1.3 million shares dilutive
(4)
Fully Diluted Shares Outstanding 57.9 million shares

Large, growing, fragmented logistics industry
Well-defined process to scale up operations
Planned acquisition of Pacer International
Robust pipeline of further acquisition prospects
Strong organic growth, including cold-starts
Highly skilled management team incentivized to create
shareholder value
Passionate, world-class culture of customer service
Clear Path for Significant Value Creation